                                                                    EXHIBIT 99.3

May-2001                           1995-A                                 Page 1




                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------
Beginning of the Month Principal Receivables:                  $3,208,790,692.40
Beginning of the Month Finance Charge Receivables:             $  163,530,104.34
Beginning of the Month Discounted Receivables:                 $            0.00
Beginning of the Month Total Receivables:                      $3,372,320,796.74

Removed Principal Receivables:                                 $            0.00
Removed Finance Charge Receivables:                            $            0.00
Removed Total Receivables:                                     $            0.00

Additional Principal Receivables:                              $            0.00
Additional Finance Charge Receivables:                         $            0.00
Additional Total Receivables:                                  $            0.00

Discounted Receivables Generated this Period:                  $            0.00

End of the Month Principal Receivables:                        $3,147,935,537.87
End of the Month Finance Charge Receivables:                   $  159,056,585.18
End of the Month Discounted Receivables:                       $            0.00
End of the Month Total Receivables:                            $3,306,992,123.05

Special Funding Account Balance                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                             $  847,935,537.87
End of the Month Transferor Percentage                                    26.94%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                     $   71,394,092.52
     60-89 Days Delinquent                                     $   51,307,483.88
     90+ Days Delinquent                                       $  102,818,374.25

     Total 30+ Days Delinquent                                 $  225,519,950.65
     Delinquent Percentage                                                 6.82%

Defaulted Accounts During the Month                            $   25,049,801.51
Annualized Default Percentage                                              9.37%

May-2001                           1995-A                                 Page 2


Principal Collections                                            $411,386,451.79
Principal Payment Rate                                                    12.82%

Total Payment Rate                                                        13.70%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                             $368,000,000.00
     Class B Initial Invested Amount                             $ 32,000,000.00
                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                    $400,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                     $368,000,000.00
     Class B Invested Amount                                     $ 32,000,000.00
                                                                 ---------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            12.47%

PRINCIPAL ALLOCATION PERCENTAGE                                           12.47%

MONTHLY SERVICING FEE                                            $    500,000.00

INVESTOR DEFAULT AMOUNT                                          $  3,122,646.99

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                          $  6,266,764.15
     Other Amounts                                               $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                    $  6,266,764.15

     Class A Monthly Interest                                    $  1,385,596.67
     Class A Servicing Fee                                       $    460,000.00
     Class A Investor Default Amount                             $  2,872,835.23

TOTAL CLASS A EXCESS SPREAD                                      $  1,548,332.25

REQUIRED AMOUNT                                                  $          0.00

May-2001                           1995-A                                 Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.00%

     Class B Finance Charge Collections                            $  544,936.03
     Other Amounts                                                 $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $  544,936.03

     Class B Monthly Interest                                      $  123,517.78
     Class B Servicing Fee                                         $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                        $  381,418.25

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $1,929,750.50

     Excess Spread Applied to Required Amount                      $        0.00

     Excess Spread Applied to Class A Investor Charge Offs         $        0.00

     Excess Spread Applied to Class B Items                        $  249,811.76

     Excess Spread Applied to Class B Investor Charge Offs         $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $   27,198.10

     Excess Spread Applied to Cash Collateral Account              $        0.00

     Excess Spread Applied to Reserve Account                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                     $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,652,740.64

May-2001                           1995-A                                 Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $8,695,919.94

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                      $        0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                   $        0.00

    Excess Finance Charge Collections applied to
    Class B Items                                                  $        0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                   $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                    $        0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                        $        0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                   $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              6.38%
    Base Rate (Prior Month)                                                7.28%
    Base Rate (Two Months Ago)                                             7.42%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              7.03%

    Portfolio Yield (Current Month)                                       11.07%
    Portfolio Yield (Prior Month)                                         11.84%
    Portfolio Yield (Two Months Ago)                                      13.09%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

May-2001                           1995-A                                 Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                 $47,179,834.63

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                 $ 4,102,594.32

TOTAL PRINCIPAL COLLECTIONS                                       $51,282,428.95

INVESTOR DEFAULT AMOUNT                                           $ 3,122,646.99

REALLOCATED PRINCIPAL COLLECTIONS                                 $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                 $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                    $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                    $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $54,405,075.94

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                           $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                               $52,000,000.00
    Available Cash Collateral Amount                              $52,000,000.00

May-2001                           1995-A                                 Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00








                                           First USA Bank, National Association
                                           as Servicer

                                           By:  /s/ TRACIE KLEIN
                                               ---------------------------------
                                                  Tracie H. Klein
                                                  First Vice President